NOTICE OF GUARANTEED DELIVERY
                                      FOR
                      TENDER OF SHARES OF COMMON STOCK OF

                    THE MEXICO EQUITY AND INCOME FUND, INC.

      This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a shareholder's certificates for shares of common stock, par value $0.001 (the "Shares") of The Mexico Equity And Income Fund, Inc., are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City Time, May 14, 1999 or such later date to which the Offer is extended (the "Termination Date"). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Termination Date. See Section 3, "Procedure for Tendering Shares," of the Fund's Offer (as defined below).

                                The Depositary:

                                 PNC BANK, N.A.

                     Facsimile Copy Number: (302) 791-1008
                      Confirm by Telephone: (302) 791-1043
                         For Account Information Call:
           (302) 791-2748 (Delaware residents only) or (800) 852-4750

By First Class Mail, By Overnight               In New York City, By Hand:
        Courier, By Hand:
                                                 Depository Trust Company
          PNC Bank, N.A.                    Transfer Agent Drop Service Dept.
       400 Bellevue Parkway              55 Water Street (South Street entrance)
      Mailstop W3-F400-02-4                          -- Ground Floor
       Wilmington, DE 19809                            New York, NY

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       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
          ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE
               LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

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Ladies and Gentlemen:

      The undersigned hereby tenders to The Mexico Equity and Income Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer, dated April 12, 1999 (the "Fund's Offer") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Offer.

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Number of Shares Tendered:_______________________

Note that each shareholder may not tender more than 10% of the shares owned by such shareholder, provided that shareholders who own 99 shares or less may tender all 99 shares.

Certificate Nos. (if available):

________________________________________________________________________________

________________________________________________________________________________

If Shares will be tendered by book-entry transfer, check box:

|_|   The Depository Trust Company

Account Number:

________________________________________________________________________________

Name(s) of Record Holder(s):

________________________________________________________________________________

________________________________________________________________________________

Address:

________________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone Number:

________________________________________________________________________________

________________________________________________________________________________

Taxpayer Identification (Social Security) Number:

The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan:

___________ Yes  ____________ No

                  (Note: If neither of these boxes is checked,
             any such uncertificated Shares will not be tendered.)

Dated: ___________________, 1999 __________________________________________

                                 __________________________________________
                                                  Signature(s)

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

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                                   GUARANTEE

      The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Termination Date of the Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

Name of Firm: ____________________________   ___________________________________
                                                    (Authorized Signature)

Address: _________________________________   Name: _____________________________
                                                          (Please Print)

   _______________________________________   Title: ____________________________
   City                  State    Zip Code

Area Code and Tel. No. ___________________   Dated: ______________________, 1999

           DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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